OCEAN PARK DIVERSIFIED INCOME ETF
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.9%
	FIXED INCOME - 99.9%
13,554	iShares 20+ Year Treasury Bond ETF	$ 1,233,821
33,265	iShares Broad USD High Yield Corporate Bond ETF	1,224,485
11,353	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,233,958
6,790	iShares J.P. Morgan USD Emerging Markets Bond ETF	615,106
13,189	iShares MBS ETF	1,236,863
3,875	iShares National Muni Bond ETF	408,580
19,956	SPDR Blackstone Senior Loan ETF	820,790
25,860	VanEck J. P. Morgan EM Local Currency Bond ETF	617,020
16,817	Vanguard Total International Bond ETF	821,006
	TOTAL EXCHANGE-TRADED FUNDS (Cost $8,235,143)	8,211,629

	TOTAL INVESTMENTS - 99.9% (Cost $8,235,143)	$ 8,211,629
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	6,040
	NET ASSETS - 100.0%	$ 8,217,669

ETF	- Exchange-Traded Fund
MBS	- Mortgage-Backed Securities
SPDR	- Standard & Poor's Depositary Receipt